INTRUST Financial Corporation
                              a Kansas Corporation

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 April 13, 1999

To the Stockholders in INTRUST Financial Corporation:

You are cordially invited to attend the Annual Meeting of the Stockholders of INTRUST Financial Corporation (the "Company") to be held in the Executive Dining Room of INTRUST Bank, Douglas Avenue and Main Street, Wichita, Kansas on Tuesday, April 13, 1999 at 1:00 p.m. for the purpose of considering and acting upon the following matters:

     1. Election of seven (7) Class I Directors for a three year term ending at the 2002 Annual Meeting of Stockholders and until their respected successors shall have been elected and qualified The nominees are set forth below:

                  Ronald L. Baldwin         Vice Chairman, INTRUST Bank, N.A.

                  Richard G. Chance         President and CEO, Chance
                                              Industries, Inc.

                  Eric T. Knorr             Chairman Emeritus, Dulaney,
                                              Johnston & Priest

                  J.V. Lentell              Vice Chairman, INTRUST Bank, N.A.

                  William B. Moore          Executive Vice President and Chief
                                              Financial Officer, Western
                                              Resources, Inc.

                  Paul A. Seymour           Investments

                  Donald C. Slawson         Chairman and President,
                                              Slawson Companies, Inc.

                   The Board of Directors recommends a vote FOR approval of the above proposal.

     2. Transaction of such other business as may properly come before the meeting or any adjournment thereof.

Management is aware of no other matters that will come before the meeting.

The Board of Directors has fixed the close of business on March 9, 1999, as the record date for determining stockholders entitled to notice of, and to vote at the meeting. Accordingly, only stockholders of record on that date will be entitled to vote at the meeting, or any adjournment thereof.

All persons who find it convenient to do so are invited to attend the meeting in person. TO INSURE YOUR REPRESENTATION AT THE MEETING, THE BOARD OF DIRECTORS OF THE COMPANY SOLICITS YOU TO MARK, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. YOUR PROXY MAY BE REVOKED AT ANYTIME BEFORE IT IS EXERCISED. IF YOU ARE UNABLE TO ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY WITHDRAW YOUR PROXY AT THE MEETING.

Date:   March 9, 1999                        By order of the Board of Directors


INTRUST Financial Corporation
105 North Main                               Jay Smith
Wichita, Kansas  67202                       Secretary

INTRUST FINANCIAL CORPORATION                     ANNUAL MEETING APRIL 13, 1999
WICHITA, KANSAS

                                      PROXY

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. Please return promptly in the enclosed envelope, which requires no postage if mailed in the USA.

The undersigned, a holder of common stock of INTRUST Financial Corporation (the "Company"), a Kansas Corporation, hereby appoints Brian E. Sullivan, Elizabeth
C. Mayer and Jack E. Mayer, or any of them, with full power to each of substitution and revocation, as proxies to vote all shares of common stock of the Company registered in the name(s) of the undersigned and held by them of record as of March 9, 1999, at the Annual Meeting of the Stockholders of the Company to be held at 105 North Main, City of Wichita, Kansas on April 13, 1999, at 1:00 p.m.
and at any and all adjournments thereof, upon the following matters:

1.       ELECTION OF DIRECTORS
         MARK AN "X" IN THE APPROPRIATE BOX

         [    ]   FOR all nominees, as ALL nominees listed below.

         [    ]   WITHHOLD Authority for ALL nominees listed below.

         [    ]   TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL  NOMINEE,  strike a line through the nominee's name in the following list. Your votes will be cumulated and voted for the other nominees. You are entitled to cast as many votes as shall equal the number of shares of common stock held by you multiplied by the number of directors to be elected. You may cast all your votes for a single nominee within the class to be elected or you may distribute them between two or more nominees within such class as you see fit. If you wish to vote in this manner, show your vote breakdown on the back of this Proxy.

             CLASS I DIRECTORS - Term Expires in 2002 - 7 positions

           Ronald L. Baldwin  Richard G. Chance  Eric T. Knorr      J.V. Lentell
           William B. Moore   Paul A. Seymour    Donald C. Slawson


2. IN THEIR DISCRETION, SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

IF NO CHOICE IS SPECIFIED, OR IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN FAVOR OF THE ENTIRE LIST OF DIRECTOR NOMINEES AND ON ALL OTHER PROPOSALS AS RECOMMENDED BY THE BOARD OF DIRECTORS.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of the Stockholders and the Proxy.

WITNESS my hand this            day of                                   , 1999.

YOU MUST SIGN EXACTLY AS YOUR NAME APPEARS ON THE LABEL. IF SHARES ARE OWNED IN JOINT TENANCY, THE SIGNATURE OF ONLY ONE CO-OWNER OF THE SHARES IS REQUIRED. IF SHARES ARE OWNED BY A TRUST, THE TRUSTEE OR CO-TRUSTEES MUST SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, CONSERVATOR, TRUSTEE, OR GUARDIAN, GIVE FULL TITLE. IF A CORPORATION, PLEASE PROVIDE YOUR OFFICER TITLE.
IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY THE AUTHORIZED PARTNERS.



______________________________________
(Signature of Stockholder)



--------------------------------------
(Signature of Stockholder if held jointly)


            PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY BY USING THE ENCLOSED ENVELOPE.

Stockholders who are present at the meeting may withdraw their proxies and vote in person if they so desire.

[    ] I will attend the meeting.          [    ] I will not attend the meeting.